Exhibit 10.3


                              INVACARE CORPORATION






                                 FIRST AMENDMENT
                         Dated as of September 29, 2005



                                       to



                             NOTE PURCHASE AGREEMENT
                           Dated as of October 1, 2003







         Re: $50,000,000 3.97% Series A Senior Notes due October 1, 2007
           $30,000,000 4.74% Series B Senior Notes due October 1, 2009
                                       and
           $20,000,000 5.05% Series C Senior Notes Due October 1, 2010





================================================================================

                   FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

     THIS FIRST AMENDMENT dated as of September 29, 2005 (the or this "First Amendment") to the Note Purchase Agreement dated as of October 1, 2003 is among INVACARE CORPORATION, an Ohio corporation (the "Company"), and each of the institutions which is a signatory to this First Amendment (collectively, the "Noteholders").


                                    RECITALS:

     A. The Company and each of the Noteholders have previously entered into that certain Note Purchase Agreement dated as of October 1, 2003 (the "Existing Note Purchase Agreement," and, as amended hereby, the "Note Purchase Agreement") pursuant to which the Company issued the (i) $50,000,000 3.97% Series A Senior Notes due October 1, 2007 (the "Series A Notes"), (ii) $30,000,000 4.74% Series B Senior Notes due October 1, 2009 (the "Series B Notes"), and (iii) $20,000,000 5.05% Series C Senior Notes due October 1, 2010 (the "Series C Notes"; and together with the Series A Notes and the Series B Notes collectively, the "Notes"). The Noteholders are the holders of the outstanding principal amount of the Notes identified on the signature pages hereto.

     B. The Company has also previously entered into that certain Credit Agreement dated as of January 14, 2005 (the "Bank Credit Agreement") among the Company and certain Borrowing Subsidiaries (as defined therein), the banks named therein (the "Banks"), JPMorgan Chase Bank, N.A., as agent, Keybank National Association as Syndication Agent, J.P. Morgan Securities, Inc. and Keybank National Association as Co-Lead Arrangers, pursuant to which the Banks agreed to make term loans and extend a credit facility to the Company and the Borrowing Subsidiaries.

     C. In furtherance of the foregoing, the Company and the Noteholders now desire to amend the Existing Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

     D. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Agreement unless herein defined or the context shall otherwise require.

     E. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

     NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in ss.3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1. AMENDMENTS.

     Section 1.1. Amendment to Section 10 of the Existing Note Purchase Agreement. Section 10 of the Existing Note Purchase Agreement shall be and is hereby amended to insert a new Section 10.7 to read in its entirety as follows:

               "Section 10.7. Minimum Credit Agreement Commitment. The Company shall at all times maintain at least $350,000,000 in aggregate loan commitments under its Credit Agreement."

     Section 1.2. Amendment to Section 11.3 of the Existing Note Purchase Agreement. Section 11.3 of the Existing Note Purchase Agreement shall be and is hereby amended in its entirety to read as follows:

               "Section 11.3. Maximum Amount of Consolidated Debt. The Company will not at any time permit the ratio of Consolidated Debt to Consolidated Operating Cash Flow to exceed 3.50 to 1.00 (or such lower ratio at all times during which the Credit Agreement requires a lower ratio) for the immediately preceding four fiscal quarter period taken as a single accounting period ending on the date of calculation."

     Section 1.3. Amendments to Existing Defined Terms. The following defined terms set forth in Schedule B to the Existing Note Purchase Agreements shall be and are hereby amended as follows:

          The definition of Consolidated Total Assets shall be amended to read in its entirety as follows:

          ""Consolidated Total Assets" means, at any time, the total assets of the Company and its Subsidiaries determined on a consolidated basis at such time in accordance with GAAP, less, to the extent otherwise included in shareholders' equity, all assets that have been pledged in connection with or otherwise relate to the Receivables Securitization Program in an amount equal to the amount of the related Debt."

          The last paragraph of the definition of Debt is hereby amended to read in its entirety as follows:

          For the purposes of the  avoidance of doubt,  "Debt" shall not include
     (i) any benefit liability or funding obligation of the Company or any of its Subsidiaries in respect of any Plan or (ii) amounts outstanding under any Permitted Receivables Securitization Program, whether or not such amounts are shown as a liability on the balance sheet of the Company or any of its Subsidiaries. For purposes of determining "Debt," no amount listed above shall be included more than once in such determination.

     The definition of "Priority Debt" shall be amended to read in its entirety as follows:

          "Priority Debt" means the sum, without duplication, of (i) Debt of the Company secured by Liens not otherwise permitted by clauses (a) through (k) of Section 11.7, and (ii) all Debt of all Subsidiaries not otherwise permitted by clauses (a) through (d) of Section 11.5; provided, however, notwithstanding the foregoing, "Priority Debt" shall include all Debt of Subsidiaries outstanding under the Credit Agreement.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     Section 2.1. To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company represents and warrants to the Noteholders that:

          (a) this First Amendment has been duly authorized, executed and delivered by it and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

          (b) the Existing Note Agreement, as amended by this First Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

          (c) the execution, delivery and performance by the Company of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and
     (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause
     (iii)(A)(3) of this ss. 2.1(c);

          (d) as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing; and

          (e) all the representations and warranties contained in Section 5 of the Existing Note Agreements are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof.

SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

     Section 3.1. This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied (the "First Amendment Effective Date"):

          (a) executed counterparts of this First Amendment, duly executed by the Company and the holders of more than 50% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

          (b) the Noteholders shall have received a copy of the resolutions of the Board of Directors or its equivalent of the Company authorizing the execution, delivery and performance by the Company of this First Amendment, certified by its Secretary or an Assistant Secretary;

          (c) the representations and warranties of the Company set forth in ss. 2 hereof are true and correct on and with respect to the date hereof;

          (d) the Noteholders shall have received the favorable opinion of Calfee, Halter & Griswold LLP, counsel for the Company, dated the First Amendment Effective Date, which opinion shall be in form and substance satisfactory to the Noteholders and Chapman and Cutler LLP, their special counsel;

          (e) All proceedings taken in connection with the transactions contemplated by this First Amendment, and all documents necessary to the consummation thereof, shall be reasonably satisfactory in form and substance to the Noteholders and Chapman and Cutler LLP, their special counsel, and the Noteholders shall have received a copy (executed or certified as may be appropriate) of all legal documents or proceedings taken in connection with the consummation of said transactions; and

          (f) As of the effective date of this First Amendment (after giving effect to the amendments contemplated hereby), no Default or Event of Default shall have occurred and be continuing.

SECTION 4. PAYMENT OF NOTEHOLDERS' COUNSEL FEES AND EXPENSES.

     The Company agrees to pay upon demand, the reasonable fees and expenses of Chapman and Cutler LLP, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.

SECTION 5. MISCELLANEOUS.

     Section 5.1. This First Amendment shall be construed in connection with and as part of the Existing Note Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Existing Note Agreement are hereby ratified and shall be and remain in full force and effect.

     Section 5.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

     Section 5.3. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     Section 5.4. This First Amendment shall be governed by and construed in accordance with the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of laws of a jurisdiction other than such State.

     Section 5.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First
Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

                               INVACARE CORPORATION


                          By:   /s/ Ronn L. Claussen
                                ________________________________________________
                          Name:   Ronn L. Claussen
                          Title:  Vice President and Treasurer

The foregoing is hereby agreed to as of the date thereof:

                          METROPOLITAN LIFE INSURANCE COMPANY



                          By    /s/ Judith A. Gulotta
                                ________________________________________________
                          Name:   Judith A. Gulotta
                          Title:  Director

                          $__________ Series ___

                          TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA



                          By    /s/ Elizabeth Schulz
                                ________________________________________________
                          Name:   Elizabeth Schulz
                          Title:  Director-Private Placements

                          $11,000,000 Series C


                          TIAA-CREF LIFE INSURANCE COMPANY

                          By: Teachers Insurance and Annuity Association of America, as Investment Manager



                          By    /s/ Elizabeth Schulz
                                ________________________________________________
                          Name:   Elizabeth Schulz
                          Title:  Director-Private Placements

                          $9,000,000 Series A

                          MEDICAL PROTECTIVE COMPANY



                          By ___________________________________________________
                          Name:
                          Title:

                          $__________ Series ___

                          GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY



                          By    /s/ Morian C. Mooers
                                ________________________________________________
                          Name:   Morian C. Mooers
                          Title:  Investment Officer

                          $2,000,000 Series A
                          $3,000,000 Series B


                          GE LIFE AND ANNUITY ASSURANCE COMPANY



                          By    /s/ Morian C. Mooers
                                ________________________________________________
                          Name:   Morian C. Mooers
                          Title:  Investment Officer

                          $3,000,000 Series B


                          EMPLOYERS REINSURANCE CORPORATION

                          By:  GE Asset Management Incorporated,
                               its Investment Manager

                          By:  Genworth Financial Asset Management,
                               LLC, its Investment Advisor


                          By    /s/ Morian C. Mooers
                                ________________________________________________
                          Name:   Morian C. Mooers
                          Title:  Assistant Vice President

                          $4,000,000 Series A

                          MIDLAND NATIONAL LIFE INSURANCE COMPANY



                          By ___________________________________________________
                          Name:
                          Title:

                          $__________ Series ___


                          NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE



                          By ___________________________________________________
                          Name:
                          Title:

                          $__________ Series ___


                          NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE OF NEW YORK



                          By ___________________________________________________
                          Name:
                          Title:

                          $__________ Series ___

                          MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                          By:   Babson Capital Management LLC, as Investment
                                Adviser


                          By    /s/ Kathleen Lynch
                                ________________________________________________
                          Name:   Kathleen Lynch
                          Title:  Managing Director

                          $5,400,000 Series A


                          C.M. LIFE INSURANCE COMPANY

                          By: Babson Capital Management LLC, as Investment Sub-Adviser


                          By    /s/ Kathleen Lynch
                                ________________________________________________
                          Name:   Kathleen Lynch
                          Title:  Managing Director

                          $1,600,000 Series A

                          PHOENIX LIFE INSURANCE COMPANY


                          By    /s/ John H. Beers
                                ________________________________________________
                          Name:   John H. Beers
                          Title:  Vice President

                          $2,500,000 Series B


                          PHL VARIABLE INSURANCE COMPANY



                          By    /s/ John H. Beers
                                ________________________________________________
                          Name:   John H. Beers
                          Title:  Vice President

                          $2,500,000 Series B

                          PRINCIPAL LIFE INSURANCE COMPANY

                          By:   Principal Global Investors, LLC
                                a Delaware limited liability company,
                                its authorized signatory


                          By ___________________________________________________
                          Name:
                          Title:


                          By ___________________________________________________
                          Name:
                          Title:

                          $__________ Series ___

                          AMERICAN UNITED LIFE INSURANCE COMPANY


                          By    /s/ Michael Bullock
                                ________________________________________________
                          Name:   Michael Bullock
                          Title:  V.P. Private Placements

                          $2,200,000 Series 5.05%


                          THE LAFAYETTE LIFE INSURANCE COMPANY

                          By:  American United Life Insurance Company, Its Agent


                          By    /s/ Michael Bullock
                                ________________________________________________
                          Name:   Michael Bullock
                          Title:  V.P. Private Placements

                          $800,000 Series 5.05%


                          PIONEER MUTUAL LIFE INSURANCE COMPANY

                          By:  American United Life Insurance Company, Its Agent


                          By    /s/ Michael Bullock
                                ________________________________________________
                          Name:   Michael Bullock
                          Title:  V.P. Private Placements

                          $500,000 Series 5.05%

                          THE STATE LIFE INSURANCE COMPANY

                          By:  American United Life Insurance Company, Its Agent


                          By    /s/ Michael Bullock
                                ________________________________________________
                          Name:   Michael Bullock
                          Title:  V.P. Private Placements


                         $500,000 Series 5.05%

                         AMERICAN FAMILY LIFE INSURANCE COMPANY



                          By    /s/ Phillip Hannifan
                                ________________________________________________
                          Name:   Phillip Hannifan
                          Title:  Investment Director


                          $2,250,000 Series B

                          AMERITAS LIFE INSURANCE CORP.

                          By:   Ameritas Investment Advisors, Inc., as Agent



                          By    /s/ Andrew S. White
                                ________________________________________________
                          Name:  Andrew S. White
                          Title: Vice President-Fixed Income Securities

                          $1,000,000 Series B


                          ACACIA NATIONAL LIFE INSURANCE COMPANY

                          By:   Ameritas Investment Advisors, Inc. as Agent



                          By    /s/ Andrew S. White
                                ________________________________________________
                          Name:  Andrew S. White
                          Title: Vice President-Fixed Income Securities

                          $750,000 Series B